UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

Covista Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(312) (651-1400)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years

On February 5, 2026, Covista Inc. (“Covista,” the “Company,” or “we”), previously known as Adtalem Global Education Inc., filed with the Secretary of State of Delaware a Certificate of Amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation to change our corporate name from Adtalem Global Education Inc. to Covista Inc., effective February 5, 2026. A copy of the Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K. We subsequently filed a restatement of our certificate of incorporation (the “Restated Certificate of Incorporation”) consolidating all prior amendments, including the name change amendment, which became effective immediately upon filing. A copy of our Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.2, to this Current Report on Form 8-K.

In connection with our name change, our board of directors amended our by-laws to reflect the corporate name Covista Inc., also effective as of February 5, 2026. We also updated the name and address of the Company’s registered agent. No other changes were made to our by-laws. A copy of the Amended and Restated Bylaws reflecting these changes is attached as Exhibit 3.3 hereto and incorporated by reference.

Our common stock will trade on the New York Stock Exchange under our new name and the ticker symbol “CVSA” effective February 24, 2026. Outstanding stock certificates for shares of Adtalem are not affected by the name change; they continue to be valid and need not be exchanged.

Item 7.01            Regulation FD Disclosure

Announcement of Name Change

On February 5, 2026, the Company announced it had changed its name from Adtalem Global Education Inc. to Covista Inc. A copy of the press release issued in connection with the name change is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Investor Day

Covista will host an Investor Day on February 24, 2026, where leadership will present the Company's forward looking strategic plan. The event will provide investors and analysts with detailed insights on how the Company intends to capitalize on the evolving market dynamics in healthcare education and workforce development. It will also outline investment priorities that will guide the Company's execution over the coming years.

More information can be found at covista.com

Item 9.01            Financial Statements and Exhibits

3.1	Amendment to Restated Certificate of Incorporation, dated as of February 5, 2026
3.2	Amended and Restated Certificate of Incorporation, dated as of February 5, 2026.
3.3	Amended and Restated Bylaws of Covista Inc, as amended as of February 5, 2026.
99.1	Press Release dated as of February 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVISTA INC.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: February 6, 2026